EXHIBIT  10.1
TERMINATION  AGREEMENT

                              TERMINATION AGREEMENT
                              ---------------------

THIS  AGREEMENT  is  made  on  30  June  2001

AMONG

1)   CHINA  GATEWAY  HOLDINGS,  INC.,  a  Delaware  corporation  (the  "Buyer");
2) THE GLORY FAMOUS (GROUPS) LIMITED, a Republic of Seychelles corporation (the "Seller");
3) HK GIANTRICH INTERENATIONAL (GROUPS) LIMITED, a Niue corporation (the "Company").

WHEREAS

A) The Buyer and Seller entered into an Acquisition Agreement dated as of April 25, 2001, intended to engage in the business of coal mining in the Shangdong Province, of the People's Republic of China.

B)   Company  is  engaged  in  the  business  of  coal  mining.

C) The Acquisition Agreement provides that in the event any of the foregoing conditions shall not be fulfilled prior to the Closing, unless caused by any action or failure to act on the part of Buyer, Buyer shall have the right to terminate the Agreement.

NOW, THEREFORE, in consideration of the agreements contained herein, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.1 The Buyer and Seller agree that the Acquisition Agreement is hereby terminated.

1.2 The Buyer and Seller agree to release and hold the other party herein, harmless from any further liability or obligation of any kind with reference to said April 25, 2001 Agreement.


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IN  WITNESS  WHEREOF,  the  undersigned  have  each  executed and delivered this agreement  as  of  the  date  first  above  written.


/s/  Danny  Wu

--------------------------
China Gateway Holdings Inc.


/s/  Yau  Mui  Yuen

--------------------------
The Glory famous (Groups) Limited


/s/  Yau  Mui  Yuen

-------------------------
HK Giantrich International (Groups) Limited


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